Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments And Contingencies [Abstract]
Commitments and contingencies
5.33 Commitments and contingencies
As at December 31, 2025, there were €1.0 million of capital expenditure contracted, mainly related to manufacturing site in Sweden for equipments (December 31, 2024: €3.5 million). The contracts in 2024 were all related to the finalization of the Almeida building in Scotland, the new manufacturing facility and production site for IXIARO and IXCHIQ, and to manufacturing equipment in Sweden for DUKORAL production site.
As at December 31, 2025, there were €33.2 million (December 31, 2024: €39.3 million) related to R&D collaboration agreements. These commitments include milestone payments depending on successful clinical development or meeting specific revenue targets. The amount disclosed represents the maximum that would be paid if all milestones achieved.
5.33.1 Other commitments, pledges and guarantees
The other commitments mainly relate to royalty payments and consist of:

	Year ended December 31
in € thousand	2025	2024
Royalties	4,255	6,025
OTHER COMMITMENTS	4,255	6,025
The pledges consist of:

	Year ended December 31
in € thousand	2025	2024
Pledges on bank accounts	105,758	164,546
GUARANTEES AND PLEDGES	105,758	164,546
As at December 31, 2025, the stated pledges on cash at banks originate from the requirements of the Pharmakon Loan Agreement, whereas at December 31, 2024, they stem from the requirements of the D&O Loan Agreement. Similar to the D&O loan, the Pharmakon loan is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by the Company and certain of its subsidiaries. For more information about this loan agreement, please refer to Note 5.24.
5.33.2 Contingencies and litigations
Following the merger between the companies Vivalis SA and Intercell AG in 2013, certain former Intercell shareholders initiated legal proceedings before the Commercial Court of Vienna to request a revision of either the cash compensation paid to departing shareholders or the exchange ratio between Intercell and Valneva shares used in the merger.
In October 2021, Valneva received an opinion from a court-appointed expert regarding the exchange ratio. The expert confirmed the calculation used previously, but also recommended the calculation of safety margins. Additionally, the expert addressed the cash compensation paid to departing shareholders and recommended an increase in such compensation. The expert provided a supplemental opinion in April 2022, and the judicial committee in charge of the proceedings gave its opinion to the Commercial Court of Vienna in April 2023.
On December 1, 2025, Valneva was informed that the Vienna Commercial Court had confirmed that 1) the exchange ratio was adequate, meaning no additional compensation is required in connection with the conversion of Intercell shares, 2) shareholders are entitled to an additional cash compensation of EUR3.52 plus interest per share (in line with the
Company’s expectations) and 3) the Court’s decision on costs is reserved until final conclusion of the proceedings. On January 16, 2026, the Commercial Court informed the Company of two appeals of this initial decision. The first appeal was filed by the common representative of the plaintiffs and challenges the exchange ratio. The second appeal was filed by two shareholders and challenges both the exchange ratio and the amount of cash compensation. The Company has submitted a response to these appeals and is now awaiting further information from the Commercial Court. Valneva is not obligated to make any payments to litigants until a final judgment is available.
The final outcome will depend on the court’s position on specific legal points and the Court has not made a final decision yet. The Company therefore has decided to retain the original provision of €5.2 million, which assessed the probability of several scenarios, to cover the potential amounts due and legal costs (December 31, 2024: €5.2 million).